EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

 In connection with this Amendment No. 1 to the Annual Report on Form 10-K of Cybergy Holdings, Inc., (the "Company") for the year ended December 31, 2014, as filed with the Securities and Exchange Commission (the "Report"), I, Mark Gray, Chief Executive Officer, and I, Dan Hollenbach, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(a)	The Amendment No. 1 to the Annual Report on Form 10-K fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 30, 2015	By:	/s/ Mark Gray
Mark Gray
Chief Executive Officer

Date: April 30, 2015	By:	/s/ Dan Hollenbach
Dan Hollenbach
Chief Financial Officer
(Principal Financial Officer)